SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 8, 2001

                         Thermo Electron Corporation
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-8002                   04-2209186
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     (State or Other               (Commission             (I.R.S. Employer
       Jurisdiction               File Number)           Identification No.)
    of Incorporation)


             81 Wyman Street
         Waltham, Massachusetts                             02454-9046
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (781) 622-1000

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

      On August 8, 2001, Thermo Electron Corporation issued a press release announcing that, after the close of the market on that date, it distributed
0.0612 of a share of common stock of Kadant Inc. as a dividend on each share of Thermo Electron common stock outstanding as of 5:00 p.m. Eastern Daylight Time on July 30, 2001. This action completes the previously announced distribution described in Thermo Electron's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2001.

      The full text of Thermo Electron's August 8, 2001 press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired:      Not Applicable

(b)   Pro Forma Financial Information:                Not Applicable

(c)   Exhibits:


       Exhibit No.        Description

         99               Press Release dated August 8, 2001



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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 9th day of August, 2001.

                                    THERMO ELECTRON CORPORATION


                                    By: /s/ Theo Melas-Kyriazi
                                        -------------------------------
                                        Vice President and Chief Financial
                                        Officer



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                                  Exhibit Index


       Exhibit No.        Description

         99               Press Release dated August 8, 2001